Supplement dated January 31, 2014

to the Prospectuses of the following funds:

Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust

Columbia Variable Portfolio – Managed Volatility Conservative Fund	04/11/2013

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund	04/11/2013

Columbia Variable Portfolio – Managed Volatility Growth Fund	04/11/2013

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund	04/29/2013

(each, a “Fund” and together, the “Funds”)

The following changes are hereby made to the “Principal Investment Strategies—Underlying Funds” section in the More Information About the Fund section:

Variable Portfolio-American Century Growth Fund is replaced with Variable Portfolio-Loomis Sayles Growth Fund in the section “Equity Underlying Funds.”

Variable Portfolio-PIMCO Mortgage-Backed Securities Fund is replaced with Variable Portfolio-TCW Core Plus Bond Fund in the section “Fixed Income Underlying Funds.”

The information in Appendix A regarding Variable Portfolio-American Century Growth Fund (under Equity Funds) and Variable Portfolio-PIMCO Mortgage-Backed Securities Fund (under Fixed Income Funds) is superseded and replaced as follows:

Underlying Funds	Investment Objectives and Strategies
Equity Funds
Variable Portfolio-Loomis Sayles Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund invests primarily in equity securities of large-capitalization companies believed to have the potential for long-term growth. These companies have market capitalizations in the range of companies in the Russell 1000 Growth Index (the Index). The market capitalization range and composition of the companies in the Index is subject to change.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities, including emerging market securities, directly or indirectly through depositary receipts.

The Fund will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector.

Underlying Funds	Investment Objectives and Strategies
Fixed Income Funds
Variable Portfolio-TCW Core Plus Bond Fund

The Fund seeks to provide shareholders with total return through current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt securities issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities and dollar-denominated securities issued by foreign governments, companies or other entities and bank loans and other obligations. The Fund invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated securities determined to be of comparable quality. The Fund may invest up to 20% of its net assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). The Fund also may participate in mortgage dollar rolls, which are a type of derivative, up to the Fund’s then current position in mortgage-backed securities. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity or duration at the Fund level.

Up to 25% of the Fund’s net assets may be invested in foreign investments, which may include investments in non-U.S. dollar denominated securities, as well as investments in emerging markets securities. In connection with its strategy relating to foreign investments, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.

The Fund may invest in derivatives, including futures contracts (including currency, fixed income, index and interest rate futures), forward foreign currency contracts, forward rate agreements, options (including options on currencies, interest rates and swap agreements, which are commonly referred to as swaptions), swap contracts (including swaps on fixed income futures and credit default, cross-currency, and interest rate swaps) and other derivative instruments, including instruments commonly known as mortgage derivatives, such as inverse floaters, To Be Announced (TBA) securities, and interest-only (IO), principal-only (PO), inverse IO and tiered index bonds. The Fund may use derivatives in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure and investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency or other asset), and/or to manage duration and yield curve of the Fund. The Fund also may invest in private placements.

Shareholders should retain this Supplement for future reference.

S-6538-8 A (1/14)